(SAMPLE-STATE OF MARYLAND)


          INDEMNITY DEED OF TRUST, ASSIGNMENT OF RENTS
                     AND SECURITY AGREEMENT

      This Indemnity Deed of Trust, Assignment of Rents and Security Agreement ("Indemnity Deed of Trust") is a Indemnity Deed of Trust from PATAPSCO #1 LIMITED PARTNERSHIP, a Texas limited partnership, whose address for purposes hereof is 6220 North Beltline, Suite 205, Irving, Texas 75063 (called the "Grantor" and "Assignor") to Paul Gallagher, as Trustee (called the "Trustee"), whose address is 200 Bloor Street East, Toronto, Ontario M4W 1E5, for the use and benefit of MANUFACTURERS LIFE INSURANCE COMPANY, a corporation duly organized under the laws of Canada, whose address is 200 Bloor Street East, Toronto, Ontario M4W 1E5 and MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.), a corporation organized under the laws of the State of Michigan, whose address is 200 Bloor Street East, Toronto, Ontario M4W 1E5. MANUFACTURERS LIFE INSURANCE COMPANY and MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) are collectively referred to herein as the "Lender", "Secured Party", and "Assignee". This instrument is also an assignment of rents and leases from Assignor to Assignee, and a security agreement between Grantor and Secured Party.

     WHEREAS, American Industrial Properties REIT (formerly known as  Trammell  Crow Real Estate Investors) ("AIP") is  now  justly
indebted  to  the  Lender,  in  varying  amounts  as  set   forth
hereinafter; and

     WHEREAS, the Lender has requested that the Grantor guarantee payment of the "Debt" (as hereinafter defined) of AIP to Lender and indemnify Lender against any loss caused by the non-payment by AIP of the Debt; and

     WHEREAS, the Grantor is not primarily liable for the payment of the Debt.


                      W I T N E S S E T H:

                            ARTICLE 1
            IDENTIFICATION OF THE MORTGAGED PROPERTY
                AND ITS CONVEYANCE TO THE TRUSTEE

      Section 1.1 Grantor's Conveyance of the Property to the Trustee to Secure the Debt. To secure payment of principal, lawful interest and other elements of the Debt described and defined in Article 2, in consideration of the uses and trusts (the "Trust") established and continued by this Indemnity Deed of Trust and in consideration of Ten Dollars ($10.00) and other valuable consideration paid before delivery of this Indemnity Deed of Trust by each of Trustee and Lender to Grantor, who hereby acknowledges its receipt and that it is reasonably equivalent value for this Indemnity Deed of Trust and all other security and rights given by Grantor, Grantor hereby Grants, Sells, Conveys, Transfers, Assigns, Sets Over, Confirms and Delivers unto the Trustee and to his successors or substitutes in the Trust, the following property (collectively, the "Mortgaged Property"):

           (a) Real Property. All of the real estate and premises described or referred to on Exhibit A, together with (i) all of Grantor's estate, right, title and interest in and to all easements and rights-of-way for utilities, ingress or egress to or from said property and (ii) all interests of Grantor in and to all streets, rights-of-way, alleys or strips of land adjoining said property (collectively, the "Real Property").

           (b) Buildings and Improvements. All existing and all future buildings on the Real Property and other improvements to it, all of which Grantor and Lender hereby irrevocably declare to be real estate and part of the Real Property, including all water, sewage and drainage facilities, wells, treatment plants, supply, collection and distribution systems, paving, landscaping and other improvements (collectively, the "Improvements").

           (c) Fixtures, Equipment and Supplies. All fixtures, equipment and supplies (the "Fixtures and Equipment") now or hereafter owned by Grantor and attached to, used, intended or acquired for use for, or in connection with, the construction, maintenance, operation or repair of the Real Property or
Improvements,  or  for  the  present  or  future  replacement  or replenishment of used portions of it, and all related parts, filters and supplies, including but not limited to, all heating, lighting, cooling, ventilating, air conditioning, environment control, refrigeration, plumbing, incinerating, water-heating, cooking, computing, monitoring, measuring, controlling, distributing and other equipment and fixtures, and all renewals and replacements of them, all substitutions for them and all additions and accessions to them, all of which Grantor and Lender hereby also irrevocably declare to be real estate and part of the Real Property.

           (d) Leases. All Leases (as such term is defined in Section 9.1 below).

            (e) Utilities. All Grantor's right, title and interest in and to all wastewater, fresh water and other utilities capacity and facilities (the "Utilities Capacity") available or allocable to the Real Property and Improvements or dedicated to or reserved for them pursuant to any system, program, contract or other arrangement with any public or private utility, and all related or incidental licenses, rights and interests, whether considered to be real, personal or mixed property, including the right and authority to transfer or relinquish any or all such rights and the right to any credit, refund, reimbursement or rebate for utilities facilities construction or installation or for any reservation fee, standby fee or capital recovery charge promised, provided or paid for by Grantor, to the full extent now allocated or allocable to the Real Property or Improvements, plus all additional Utilities Capacity, if any, not dedicated or reserved to the Real Property or Improvements but which is now or hereafter owned or controlled by Grantor, to the full extent that such additional Utilities Capacity is necessary to allow development, marketing and use of the Real Property or Improvements for their highest and best use.

           (f)   After-acquired Property.  All  right, title  and
interest  acquired  by  Grantor  in  or  to  the  Real  Property,
Improvements,  Fixtures  and  Equipment,  Leases  and   Utilities
Capacity after execution of this Indemnity Deed of Trust.

            (g) Appurtenances. Any and all rights and appurtenances (the "Appurtenances") owned by Grantor and incident or appertaining to the Real Property, Improvements, Fixtures and Equipment, Leases or Utilities Capacity or any part of them.

           (h) Oil and Gas. All Grantor's right, title and interest in and to all existing and future minerals, oil, gas and other hydrocarbon substances in, upon, under or through the Real
Property.

          (i) Reversions and Remainders. Any and all rights and estates of Grantor in reversion or remainder to the Real
Property, Improvements, Fixtures and Equipment, Leases, Utilities
Capacity or Appurtenances or any part of them.

           (j) Contractual Rights. All Grantor's right, title and interest in and to all contracts (including contracts for the sale or exchange of all or any portion of the Real Property or the Improvements), franchises, licenses and permits whether executed, granted or issued by a private person or entity or a governmental or quasi-governmental agency, which are directly or indirectly related to or connected with the development or sale of the Real Property or the Improvements, whether now or at any time hereafter existing, and all amendments and supplements thereto and renewals and extensions thereof at any time made, and all rebates, refunds, escrow accounts and funds, or deposits and all other sums due or to become due under and pursuant thereto and all powers, privileges, options and Grantor's other benefits thereunder.

           (k) Other Estates and Interests. All other estates, easements, interests, licenses, rights, titles, powers or privileges of every kind and character which Grantor now has, or at any time hereafter acquires, in and to any of the foregoing, including the proceeds from condemnation, or threatened condemnation, and the proceeds of any and all insurance covering any part of the foregoing; and all related parts, accessions and accessories to any of the foregoing and all replacements or substitutions therefor, as well as all other Improvements, Fixtures and Equipment, Leases, Utilities Capacity and Appurtenances now or hereafter placed thereon or accruing thereto.

      Section 1.2 Habendum and Title Warranty. TO HAVE AND TO HOLD the Mortgaged Property, together with every right, privilege, hereditament and appurtenance belonging or appertaining to it, unto the Trustee, his successors or substitutes in the Trust and his or their assigns, forever; provided, however, (a) until the occurrence of a default hereunder, the Grantor may retain possession of the Mortgaged Property, and (b) if the Grantor shall pay the obligation in accordance with the terms of the Notes and shall perform all of the terms, conditions and provisions of this Indemnity Deed of Trust and of the Credit Documents (hereinafter defined) and the Lender shall have no further obligation, commitment or discretion to make any further advances or loans and the Credit Documents shall have been terminated, released or of no further force and effect, then this Indemnity Deed of Trust shall be void. Grantor represents that Grantor is the lawful owner of the Mortgaged Property with good title and has the right and authority to mortgage and convey the Mortgaged Property, and that the Mortgaged Property is free and clear of all liens, claims and encumbrances (except only those expressly referred to or described in Exhibit B) (collectively the "Permitted Encumbrances"). Grantor warrants specially the Mortgaged Property and every part of it unto the Trustee, his successors or substitutes in the Trust, and his or their assigns, (such warranty to supersede any provision contained in this Indemnity Deed of Trust limiting the liability of Grantor) subject, however, to the Permitted Encumbrances.


                            ARTICLE 2
                        THE DEBT SECURED

      Section  2.1     Conveyance in Trust to  Secure  Designated
Obligations.   This  conveyance to the Trustee  is  in  trust  to
secure  all  of  the  following  present  and  future  debt   and
obligations (the "Obligation"):

            (a)   Notes.   All   indebtedness  now  or  hereafter
evidenced and to be evidenced by (i) a promissory note dated November 27, 1992 in the face amount of Twenty-Three Million Two Hundred Sixty-One Thousand Three Hundred Seventeen and 66/100
Dollars ($23,261,317.66), executed by Trammell Crow Real Estate Investors (now known as American Industrial Properties REIT),
(ii) a promissory note dated November 27, 1992 in the face amount of Nineteen Million One Hundred Forty-Three Thousand Six Hundred Forty-Six and 92/100 Dollars ($19,143,646.92), bearing interest at the rate or rates therein stated, executed by Trammell Crow Real Estate Investors (now known as American Industrial Properties REIT) and (iii) any and all past, concurrent or future modifications, extensions, renewals, rearrangements, replacements and increases of such notes (collectively, the "Notes").

           (b) Settlement Agreement and Related Agreements. All obligations and indebtedness of Grantor, AIP and Patapsco #2 Limited Partnership to Lender which are evidenced by or created or incurred under (i) an agreement titled Settlement Agreement dated as of May 22, 1996, entered into by and between Lender, Grantor, AIP and Patapsco #2 Limited Partnership (the "Settlement Agreement"). Grantor, AIP and Patapsco #2 Limited Partnership are hereinafter collectively referred to as "Obligor", (ii) all agreements provided for in the Settlement Agreement, including any mortgages, deeds of trust, security agreements and pledge agreements, and (iii) the Release Agreement, dated as of May 22, 1996, executed by and between AIP and Lender and provided for in the Settlement Agreement.

            (c)    Other   Specified  Obligations.    All   other
obligations, if any, described or referred to in any other place in this Indemnity Deed of Trust.

           (d) Advances and Other Obligations Pursuant to this Indemnity Deed of Trust's Provisions. Any and all sums and the interest which accrues on them as provided in this Indemnity Deed of Trust which Lender may advance or which Grantor may owe Lender pursuant to this Indemnity Deed of Trust on account of Grantor's failure to keep, observe or perform any of Grantor's covenants under this Indemnity Deed of Trust.

           (e) Obligations under Credit Documents. All present and future debts and obligations under or pursuant to (1) any instruments, including but not limited to any agreement executed by Grantor or any Obligor pursuant to the Settlement Agreement now or in the future governing, evidencing, guaranteeing or securing or otherwise relating to payment of all or any part of the debt evidenced by the Notes, and/or the Settlement Agreement, or (2) all supplements, amendments, restatements, renewals, extensions, rearrangements, increases, expansions or replacements of them (collectively referred to as the "Credit Documents").

          (f) All Other Debt. All other present and future debt or other obligations of any Obligor now or hereafter held or owned by Lender, whether direct or indirect, primary or secondary, fixed or contingent, several, joint or joint and several, and regardless of how incurred, evidenced, guaranteed or otherwise secured, which absolutely or contingently creates any financial obligation.

      Section 2.2 Debt Defined. The term "Debt" means and includes the Notes and all other debt and obligations described or referred to in Section 2.1. The Debt includes interest and other obligations accruing or arising after (a) commencement of any case under any bankruptcy or similar laws by or against any Obligor or (b) the obligations of any Obligor shall cease to exist by operation of law or for any other reason. The Debt also includes all reasonable attorneys' fees and any other expenses incurred by Lender in enforcing any of the Credit Documents. All liens, assignments and security interests created, represented or continued by this Indemnity Deed of Trust, both present and future, shall be first, prior and superior to any lien, assignment, security interest, charge, reservation of title or other interest heretofore, concurrently or subsequently suffered or granted by Grantor or Grantor's successors or assigns, except only statutory super priority liens for nondelinquent taxes and those other liens (if any) expressly identified and stated in this Indemnity Deed of Trust to be senior.


                            ARTICLE 3
                       SECURITY AGREEMENT

     Section 3.1 Grant of Security Interest. Without limiting any of the provisions of this Indemnity Deed of Trust, Grantor, as Grantor, and referred to in this Article as "Grantor" (whether one or more) hereby grants to Lender, as Secured Party, and referred to in this Article as "Secured Party" (whether one or more), a security interest in all of Grantor's remedies, powers, privileges, rights, titles and interests (including all of Grantor's power, if any, to pass greater title than it has itself) of every kind and character now owned or hereafter acquired, created or arising in and to (i) the Mortgaged Property (including both that now and that hereafter existing) to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code of the state or states where the Mortgaged Property is situated (the "UCC"), (ii) all equipment, accounts, general intangibles, fixtures, inventory, chattel paper, notes, documents and other personal property owned by Grantor and used, intended or acquired for use, on, or in connection with the use or operation of, the Mortgaged Property, or otherwise related to the Mortgaged Property, and all products and proceeds of it, including all security deposits under Leases now or at any time hereafter held by or for Grantor's benefit, all monetary deposits which Grantor has been required to give to any public or private utility with respect to utility services furnished to the Mortgaged Property, all funds, accounts, instruments, accounts receivable, documents, trademarks, trade names and symbols used in connection therewith, and notes or chattel paper arising from or by virtue of any transactions related to the Mortgaged Property, all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the Mortgaged Property, and all guaranties and warranties obtained with respect to all improvements, equipment, furniture, furnishings, personal property and components of any thereof located on or installed at the Mortgaged Property and (iii) the following described property:

          (a) Contracts. All contracts now or hereafter entered into by and between Grantor and any general contractor or between Grantor and any other party (other than any commitment or agreement by any lender or investor to finance or invest in Grantor or any of the Mortgaged Property), as well as all right, title and interest of Grantor under any subcontracts, providing for the construction (original, restorative or otherwise) of any improvements to or on any of the Mortgaged Property or the furnishing of any materials, supplies, equipment or labor in connection with any such construction;

           (b) Plans. All of the plans, specifications and drawings (including plot plans, foundation plans, floor plans, elevations, framing plans, cross-sections of walls, mechanical plans, electrical plans and architectural and engineering plans and architectural and engineering studies and analyses) heretofore or hereafter prepared by any architect, engineer or other design professional and owned by and in the possession of Grantor, in respect of any of the Mortgaged Property;

            (c) Design, Agreements. All agreements now or hereafter entered into by Grantor with any person or entity in respect of architectural, engineering, design, management, development or consulting services rendered or to be rendered in respect of planning, design, inspection or supervision of the construction, management or development of any of the Mortgaged Property; and

           (d) Bonds. Any completion bond, performance bond and labor and material payment bond and any other bond relating to the Mortgaged Property or to any contract providing for construction of improvements to any of the Mortgaged Property, together with all substitutions for and proceeds of any of the foregoing received upon the rental, sale, exchange, transfer, collection or other disposition or substitution of it and together with all general intangibles related to any of the foregoing Property now owned by Grantor or existing or hereafter acquired, created or arising. All the property described or referred to in this Section is collectively referred to as the "Collateral". The Mortgaged Property and the Collateral are collectively referred to as the "Property". In the event of any express inconsistency between the provisions of this Section and
Article 9 regarding any Lease, the provisions of Article 9, to the extent valid, enforceable and in effect, shall govern and control.

      Section 3.2 Grantor's Covenants Concerning Personalty Subject to the UCC. Grantor covenants and agrees with Secured Party that in addition to and cumulative of any other remedies granted in this Indemnity Deed of Trust to Secured Party or the Trustee, upon or at any time after the occurrence of an Event of Default (defined in Article 6):

           (a) Secured Party is authorized, in any legal manner and without breach of the peace, to take possession of the Collateral (Grantor hereby WAIVING all claims for damages arising from or connected with any such taking) and of all books, records and accounts relating thereto and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Collateral, including the right to sell or rent the same for the account of Grantor and to deduct from such sale proceeds or such rents all costs, expenses and liabilities of every character incurred by Secured Party in collecting such sale proceeds or such rents and in managing, operating, maintaining, protecting or preserving the Collateral and to apply the remainder of such sales proceeds or such rents on the Debt in such manner as Secured Party may elect. Secured Party may take possession of Grantor's premises to store any Collateral and to conduct any sale as provided for herein, all without compensation to Grantor. All reasonable and actual costs, expenses, and liabilities incurred by Secured Party in collecting such sales proceeds or such rents, or in managing, operating, maintaining, protecting or preserving such properties, if not paid out of such sales proceeds or such rents as hereinabove provided, shall constitute a demand obligation owing by Grantor and shall bear interest from the date of expenditure until paid at the Past Due Rate (as defined in Article 7 below), all of which shall constitute a portion of the Debt. If necessary to obtain the possession provided for above, Secured Party may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by Secured Party pursuant to this Section, Secured Party shall not be liable for any loss sustained by Grantor resulting from any failure to sell or let the Collateral, or any part thereof, or from other act or omission of Secured Party with respect to the Collateral unless such loss is caused by the gross negligence and willful misconduct of Secured Party, nor shall Secured Party be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Collateral or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder.

           (b) Secured Party may, without notice except as hereinafter provided, sell the Collateral or any part thereof at public or private sale (with or without appraisal or having the Collateral at the place of sale) for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any of the Debt and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Grantor has or may have under any rule of law or statute now existing or hereafter adopted. To the extent notice is required by applicable law, Secured Party shall give Grantor written notice at the address set forth herein (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Such notice (if any is required by applicable law) shall be personally delivered or mailed, postage prepaid, at least ten (10) calendar days before the date fixed for a public sale, or at least (10) calendar days before the date after which the private sale or other disposition is to be made, unless the Collateral is of a type customarily sold on a recognized market, is perishable or threatens to decline speedily in value. Such notice (if any is required by applicable law), in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. Any public sale shall be held at such time or times, within the ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Grantor, to the extent applicable, shall remain liable for any deficiency.

           (c) Secured Party shall have all the rights of a secured party after default under the UCC and in conjunction with, in addition to or in substitution for those rights and remedies:


               (i) Secured Party may require Grantor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and

                (ii) it shall not be necessary that Secured Party take possession of the Collateral or any part thereof before the time that any sale pursuant to the provisions of this Article is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

                 (iii) before application of proceeds of disposition of the Collateral to the Debt, such proceeds shall be applied to the reasonable and actual expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable and actual attorneys' fees and legal expenses incurred by Secured Party, each Obligor, to the extent applicable, to remain liable for any deficiency; and

                (iv) the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the indebtedness secured hereby, this Indemnity Deed of Trust and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

                (v) in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

                (vi) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of any indebtedness or as to the occurrence of any Event of Default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the Collateral to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

                (vii) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party; and

               (viii) demand of performance, advertisement and presence of property at sale are hereby WAIVED and Secured Party is hereby authorized to sell hereunder any evidence of Debt it may hold as security for the secured indebtedness. All demands and presentments of any kind or nature are expressly WAIVED by Grantor. Grantor WAIVES the right to require Secured Party to pursue any other remedy for the benefit of Grantor and agrees that Secured Party may proceed against any Obligor for the amount of the Debt owed to Secured Party without taking any action against any other Obligor or any other person or entity and without selling or otherwise proceeding against or applying any of the Collateral in Secured Party's possession.

     Section 3.3 UCC Rights are not Exclusive. Should Secured Party elect to exercise its rights under the UCC as to part of the personal property or fixtures described in this Indemnity Deed of Trust, such election shall not preclude Secured Party or the Trustee from exercising any or all of the rights and remedies granted by the other Articles of this Indemnity Deed of Trust as to the remaining personal property or fixtures.

      Section 3.4 Indemnity Deed of Trust is Also Financing Statement. Secured Party may, at its election, at any time after delivery of this Indemnity Deed of Trust, file an original of this Indemnity Deed of Trust as a financing statement or sign one or more copies of this Indemnity Deed of Trust to use as a UCC financing statement. Secured Party's signature may be placed between the last sentence of this Indemnity Deed of Trust and Grantor's acknowledgment or may follow Grantor's acknowledgment. Secured Party's signature need not be acknowledged and is not necessary to the effectiveness of this Indemnity Deed of Trust as a Indemnity Deed of Trust, mortgage, assignment, pledge, security agreement or (unless otherwise required by applicable law) as a financing statement.

       Section 3.5 No other Financing Statements on the Collateral. So long as any amount remains unpaid on the Debt, Grantor will not execute and there will not be filed in any public office any financing statements affecting the Collateral other than financing statements in favor of Secured Party under this Indemnity Deed of Trust, unless prior written specific consent and approval of Secured Party shall have been first obtained.

       Section 3.6 Secured Party May File Financing and Continuation Statements. Secured Party is authorized to file this Indemnity Deed of Trust, a financing statement or statements and one or more continuation statements in any jurisdiction where Secured Party deems it necessary, and at Secured Party's request, Grantor will join Secured Party in executing one or more financing statements, continuation statements or both pursuant to the UCC, in form satisfactory to Secured Party, and will pay the costs of filing or recording them, in all public offices at any time and from time to time whenever filing or recording of this Indemnity Deed of Trust, any financing statement or any continuation statement is deemed by Secured Party or its counsel to be necessary or desirable.

      Section 3.7 Fixtures. Certain of the Collateral is or will become "fixtures" (as that term is defined in the UCC) on the Real Property, and when this Indemnity Deed of Trust is filed for record in the real estate records of the county where such fixtures are situated, it shall also automatically operate as a financing statement upon such of the Collateral which is or may become fixtures.

      Section 3.8 Assignment of Non-UCC Personal Property. To the extent that any of the Collateral is not subject to the UCC of the state or states where it is situated, Grantor hereby assigns to Secured Party all of Grantor's right, title and interest in the Collateral to secure the Debt. Release of the lien of this Indemnity Deed of Trust shall automatically terminate this assignment.

      Section 3.9 Grantor's Warranties Concerning Collateral. Grantor warrants and represents to Secured Party that Grantor is the legal and equitable owner and holder of the Collateral free of any adverse claim and free of any security interest or encumbrance, except only for the security interest granted hereby in the Collateral and those other security interests (if any) expressly referred to or described in this Indemnity Deed of Trust (such warranty to supersede any provision contained in this Indemnity Deed of Trust limiting the liability of Grantor). Grantor agrees to defend the Collateral and its proceeds against all claims and demands of any person at any time claiming the Collateral, its proceeds or any interest in either. Grantor also warrants and represents that Grantor has not heretofore signed any financing statement directly or indirectly affecting the Collateral or any part of it which has not been completely terminated of record, and no such financing statement signed by Grantor is now on file in any public office except only those statements (if any) true and correct copies of which Grantor has actually delivered to Secured Party.

      Section 3.10 Standard of Care. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Grantor requests in writing, but failure of Secured Party to comply with such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Secured Party to take any action not so requested by Grantor shall be deemed a failure to exercise reasonable care in the custody or preservation of any such Collateral.

      Section 3.11 Change Terms, Release Collateral. Secured Party may extend the time of payment, arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to Grantor or discharging or otherwise affecting any liability of Grantor. Secured Party shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.


                            ARTICLE 4
                       GRANTOR'S COVENANTS

      Section 4.1 Covenants for the Benefit of Lender. To better secure the Obligation, Grantor covenants and agrees with the Trustee and his substitutes and successors in the Trust, for the use and benefit of Lender and with the intent that the Trustee, Lender or both may enforce these covenants, that:

           (a) Liens, etc. and Remedies Cumulative. No lien, assignment, security interest, guaranty, right or remedy in favor of Lender granted in, secured by or ancillary to this Indemnity Deed of Trust shall be considered as exclusive, but each shall be cumulative of all others which Lender or the Trustee may now or hereafter have.

           (b) Grantor Waives Marshalling of Assets and Sale in Inverse Order of Alienation Rights. Grantor hereby irrevocably WAIVES all rights of marshalling of assets or sale in inverse order of alienation in the event of foreclosure of this or any other security.

           (c) Grantor Will Correct Title Defects. If at any future time any material and adverse defect should be found to exist in the title to any of the Property, Grantor agrees to promptly commence and thereafter diligently proceed to cure the defect and defend the title. If any lien or encumbrance junior, equal or superior in rank or priority to the lien of this Indemnity Deed of Trust should be discovered or arise at any time in the future then, unless Lender is the only holder of it, or Lender has given specific prior written consent to it, Grantor agrees to promptly discharge, remove, bond around or insure around it from the Mortgaged Property. Grantor will notify Lender in writing within five (5) days of the time that Grantor becomes aware of the filing of any mortgage, lien, security interest, financing statement or other security device whatsoever against the Property.

           (d) Insurance Requirements. At all times before the final termination of this Indemnity Deed of Trust, Grantor agrees to provide, maintain and keep in force the insurance coverages relating to the Property substantially similar to those maintained by Grantor as of the date of execution of this Indemnity Deed of Trust. Grantor agrees to have each such policy modified within thirty (30) days of the date of this Indemnity Deed of Trust to (i) name Lender as additional insured, and (ii) expressly prohibit cancellation or modification of insurance without the insurer agreeing to endeavor to give thirty (30) days' written notice to Lender. Grantor agrees to furnish due proof of payment of the premiums for all such insurance to Lender promptly after each such payment is made and in any case at least fifteen (15) days before payment becomes delinquent.

           (e) Lender's Rights to Collect Insurance Proceeds. Grantor hereby assigns to Lender the exclusive right to collect any and all monies that may become payable under any insurance policies covering any part of the Property, or any risk to or about the Property. Lender shall fully cooperate with and assist Grantor with respect to the filing of insurance claims and the collection of insurance proceeds so long as Lender reasonably concurs with Grantor's actions with respect thereto and all reasonable and actual costs incurred by Lender in connection with such cooperation and participation are promptly paid or reimbursed by Grantor upon the request of Lender.

           (f) Effects of Foreclosure on Insurance Policies and Post-foreclosure Event Claims. Foreclosure of this Indemnity Deed of Trust shall automatically constitute foreclosure upon all policies of insurance insuring any part of or risk to the Property and all claims thereunder arising from post-foreclosure events. The successful bidder or bidders for the Property at foreclosure, as their respective interests may appear, shall automatically accede to all of Grantor's rights in, under and to such policies and all post-foreclosure event claims, and such bidder(s) shall be named as insured(s) on request, whether or not the trustee's deed or bill of sale to any such successful bidder mentions insurance.

          (g) Application of Insurance Proceeds Collected Before Foreclosure. In the event of loss or destruction of all or any portion of the Property, Grantor may, at its option, unless an Event of Default has occurred, either (i) cause Lender to apply all such monies or any part thereof toward the payment of the Debt , whether the same be then due or not, such application to be made in such manner and order as Lender shall elect, and any balance of insurance proceeds remaining after such application shall be delivered to Grantor or (ii) cause Lender to disburse to Grantor, from an interest-bearing account maintained with Lender, any insurance proceeds received to be used by Grantor solely for the repair, rebuilding and restoration (hereinafter collectively referred to as the "Restoration Work") of the Property; provided, however, that the obligation of Lender to disburse to Grantor such insurance proceeds shall be and is hereby made subject to compliance by Grantor with the following terms, conditions and procedures (hereinafter collectively referred to as the "Disbursement Procedures"), to wit:

           (h)   There  shall have been submitted to Lender,  and
Lender   shall  have  approved,  which  approval  shall  not   be
unreasonably withheld, the following:

                (i)  Plans and Specifications for the Restoration
Work  prepared by an architect reasonably satisfactory to  Lender
(hereinafter referred to as the "Restoration Architect");

                (ii) a cost breakdown and analysis (hereinafter referred to as the "Estimated Cost") certified to Lender by the Restoration Architect, stating that the Restoration Work can be completed in accordance with the above-mentioned Plans and Specifications at the price set forth in the "Restoration Contract" referred to herein;

               (iii)     a general construction contract (herein-
after referred to as the "Restoration Contract") with a general contractor (hereinafter referred to as the "Restoration Contractor") acceptable to Lender pursuant to which the Restoration Work will be performed;

                (iv) reasonably satisfactory evidence of the compliance of the Restoration Work with all zoning ordinances, restrictive covenants and other use restrictions and of the availability of all governmental licenses and permits necessary for the performance of the Restoration Work;

           (2) The Estimated Cost of the Restoration Work must not exceed the proceeds of the insurance and other funds of Grantor that are available for application thereto;

           (3) After and subject to compliance with all of the foregoing, the amount held by Lender and available for restoration shall be disbursed by Lender to Grantor periodically (but not more frequently than monthly) as the Restoration Work progresses, as follows:

               (i) Lender shall have received in connection with each such requested disbursement a draw request from the Restoration Contractor certifying that all work completed to the date of such draw request has been performed in accordance with the Plans and Specifications as approved by Lender in a good and workmanlike manner, which draw request shall have been approved by the Restoration Architect;

                (ii) Lender shall have received a certification from the Restoration Architect that the remaining amount of funds held by Lender, including funds held pursuant to subparagraph 2 above, are sufficient to complete the Restoration Work in accordance with the Plans and Specifications as approved by Lender;

               (iii) Lender shall have also received evidence satisfactory to Lender (including, without limitation, title certifications, lien waivers and affidavits) that all governmental licenses and permits necessary for the performance of the Restoration Work have been secured and the first-in-priority status of this Indemnity Deed of Trust continues without additional exceptions and that no party claims or has a right to claim any lien by virtue of the Restoration Work theretofore completed (except such lien or claim as will be dissolved by payment of the requested disbursement);

           (4) Unless otherwise agreed to in writing by Lender, each periodic disbursement shall be made subject to a retainage of ten percent (10%) of the amount requested, and the aggregate of the amount so retained shall be disbursed by Lender to Grantor no earlier than thirty-one (31) days after the Restoration Work is completed in accordance with said Plans and Specifications (as evidenced by the certificate of the Restoration Architect), and Lender shall have received evidence satisfactory to Lender that all costs incurred in connection with the Restoration Work have been paid in full and that no party claims or has a right to claim any lien affecting the Property and arising out of the Restoration Work; and

           (5) Upon termination or expiration of the moratorium period or any extension thereof as provided for in the Settlement Agreement, Lender is hereby authorized to apply any amounts held by Lender pursuant to any subparagraph of this Section 4.1 against the outstanding Debt.

           (i) Application of Insurance Proceeds Collected After Foreclosure. Unless Lender or Lender's representative reserves at the foreclosure sale the right to collect any uncollected insurance proceeds recoverable for events occurring before foreclosure (in which event the successful bidder at the sale, if not Lender, shall have no interest in such proceeds and Lender shall apply them, if and when collected, to the Debt in such order and manner as Lender shall then elect and remit any remaining balance to Grantor or to such other person or entity as is legally entitled to them), all proceeds of all such insurance which are not so reserved by Lender at the foreclosure sale and are not actually received by Lender until after foreclosure shall be the property of the successful bidder or bidders at foreclosure, as their interests may appear, and Grantor shall have no interest in them and shall receive no credit for them.

           (j)   Lender  Not  Obligated to  Require,  Provide  or
Evaluate Insurance. Lender shall have no duty to Grantor or anyone else to either require or provide any insurance or to determine the adequacy or disclose any inadequacy of any insurance.

          (k) Lender May Elect to Insure Only its Own Interests. If Lender elects at any time or for any reason to purchase insurance relating to the Property, it shall have no obligation to cause Grantor or anyone else to be named as an insured, to cause Grantor's or anyone else's interests to be insured or protected or to inform Grantor or anyone else that his or its interests are uninsured or underinsured.

           (l) Grantor Will Correct Defects, Provide Further Assurances and Papers. Upon Lender's reasonable request, Grantor will promptly correct any defect which hereafter may be discovered in the text, execution or acknowledgment of the Notes, this Indemnity Deed of Trust or any Credit Document or in the description of any of the Property, and will deliver such further assurances and execute such additional papers as in the opinion of Lender or its legal counsel shall be necessary, proper or appropriate (1) to better convey and assign to the Trustee and Lender all the Property intended or promised to be conveyed or assigned or (2) to properly evidence or give notice of the Debt or its intended or promised security.

          (m) Grantor Will Pay Taxes and Impositions and Furnish Receipts. Grantor agrees at its own cost and expense to pay and discharge all taxes, assessments, maintenance charges, permit fees, impact fees, development fees, capital recovery charges, utility reservation and standby fees and all other similar and dissimilar impositions of every kind and character ("Impositions") charged, levied, assessed or imposed against any interest in any of the Property, as they become payable and before they become delinquent; provided, however, that Grantor shall have the right to actively contest such Impositions in good faith if Grantor shall establish sufficient reserves to pay any such contested Impositions that are later determined to be properly owed by Grantor; and provided, further, that no attempts shall be made to foreclose any lien for such Impositions. Grantor agrees to furnish due proof of such payment to Lender promptly after payment and before delinquency. Grantor also agrees to hereafter file all income, franchise and other tax returns within the time frames that they are required to be filed and pay all taxes shown thereon to be due, including interest and penalties, except for those taxes which are being diligently contested in good faith and for payment of which adequate reserves have been set aside by Grantor. Grantor shall furnish written evidence to Lender, upon demand by Lender at any time and at least once each year, of the amount of taxes that are due and that they have been paid (a) at the time when they were due and payable or (b) at least fifteen (15) days prior to the last day upon which the same could have been paid without penalty. Grantor's obligation to pay all taxes on all its personal property shall survive payment of the indebtedness secured hereby and shall survive termination or release of this Deed of Trust.

           (n) Grantor to Pay Monthly Tax and Insurance Deposits on Request. If and after Lender requests it after the occurrence of an Event of Default, Grantor agrees to pay the monthly tax and insurance premium deposits required by Article 8 and to provide Lender any additional sums needed to pay the taxes and insurance premiums for the Property when due.

           (o) Grantor Will Maintain Property and Won't Remove Improvements. Grantor agrees to keep, preserve and maintain all elements of the Property in a good state of repair and condition and to keep all equipment and stores of supplies needed for its proper and full operation on the Property, well stocked and in good operating condition. Except for the demolition and construction of new Improvements reasonably necessary to construct and complete tenant finish improvements required under any Lease of all or any portion of the Mortgaged Property or to ready existing space for leasing, Grantor will not tear down, damage or attempt to remove, demolish or materially alter or enlarge any elements of the Property, without Lender's prior written consent. Grantor shall have the right, without such consent, to remove and dispose of, free from the lien, assignments and security interests of this Indemnity Deed of Trust, such Fixtures and Equipment as from time to time become worn out or obsolete, provided that either (a) simultaneously with or before such removal any such equipment shall be replaced with other equipment of a value at least equal to that of the replaced equipment and free from any title retention or security agreement or other encumbrance and from any reservation of title, and by such removal and replacement Grantor shall be deemed to have subjected such equipment to the lien, assignments and security interests of this Indemnity Deed of Trust or (b) any net cash proceeds received from such disposition shall be paid over promptly to Lender to be applied to the Debt in the order determined by Lender in its sole discretion. Grantor shall not grant, join in or consent to any lien, security interest, easement, license, use or other charge or interest covering or affecting all or any part of the Property or initiate, join in and consent to the change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses which may be made of the Property or any part thereof without the prior written consent of Lender.

           (p) Grantor Will Protect Property from Mechanic's Liens. Grantor agrees to promptly pay all bills for labor and materials incurred in connection with the Property and to prevent the fixing of any lien against any part of the Property, even if it is inferior to this Indemnity Deed of Trust, for any such bill which may be legally due and payable; provided, however, that Grantor shall have the right to actively contest any such bills in good faith if Grantor shall provide a bond in form, substance and amount reasonably satisfactory to Lender covering and affecting any lien for any such bills.

          (q) Lender's Inspection and Discussion Rights. Grantor agrees, after the occurrence of an Event of Default, to permit Lender and its agents, representatives and employees at all reasonable times during business hours to go upon, examine, inspect and remain on the Mortgaged Property, to assist and cooperate, and require Grantor's employees, agents and contractors to cooperate, with Lender and to furnish to Lender on request all pertinent information concerning the physical and economic condition, development and operation of the Mortgaged Property. Lender may discuss the Mortgaged Property directly with any of Grantor's officers and managers.

           (r) Lender May Grant Releases without Impairing Other Collateral or Rights. At all times, Lender shall have the right to release any part of the Property or any other security from this Indemnity Deed of Trust or any other security instrument or device without releasing any other part of the Property or any other security, without affecting Lender's lien, assignment or security interest as to any property or rights not released and without affecting or impairing the liability of any maker, guarantor or surety on the Debt or other obligation.

           (s) Grantor Will Notify Lender of Legal Proceedings and Defend Lien; Lender May Act if Grantor Doesn't. Grantor will notify Lender in writing promptly of the commencement of any legal proceedings affecting any part of the Property and will engage and pay legal counsel to answer and to defend and preserve Lender's liens, rights and interests and their rank and priority. If Grantor fails or refuses to promptly begin or to diligently continue any such acts, then Lender may elect to do so and may take such action in behalf of Grantor, in Grantor's name and at Grantor's expense.

           (t) Legal Compliance, Governmental Notices. Grantor will operate the Property and conduct any repairs and renovation of all or any portion of the Real Property in full compliance with all requirements of governmental and quasi-governmental authorities having jurisdiction over Grantor or the Property and will comply with and punctually perform all of the covenants, agreements and obligations imposed upon it or the Property.

           (u) Notice of Material Change. Immediately upon acquiring knowledge of any material adverse change in the assets, liabilities, financial condition, business, operations, affairs or circumstances of any Obligor, Grantor will notify Lender in writing thereof, setting forth the nature of such change in reasonable detail. Grantor will take, and will cause to be taken, all such steps as are necessary or appropriate to remedy promptly any such change.

           (v) Notice of Default to Lender. Immediately upon acquiring knowledge thereof, Grantor will notify Lender by telephone (and confirm such notice in writing within two (2)
days) of the existence of any Event of Default, specifying the nature and duration thereof. In no event shall silence by Lender be deemed a waiver of a Default or of an Event of Default.

           (w) Notice of Condemnation and Other Proceedings. Promptly upon obtaining written notice of the institution of any proceedings for the condemnation of the Property or any portion thereof, or any other proceedings arising out of injury or damage to the Property, or any portion thereof, Grantor will notify Lender in writing of the pendency of such proceedings. Grantor shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, in the carrying on or defense of any such proceedings.

           (x)   Notice of Name or Address Change.  Grantor  will
not  change Grantor's name or the location of its chief executive
office   without first notifying Lender in writing of such change
at least thirty (30) days before its effective date.

          (y) Manager. Grantor will, or will cause its managers to, do and perform any and all acts and things relating to the management, upkeep and operation of the Property as are customarily performed by managing agents and owners of properties comparable to the Property, similarly situated, and shall otherwise operate the Property, or cause the Property to be operated, in an efficient manner and in accordance with all legal requirements and the terms and conditions of this Indemnity Deed of Trust and the other Credit Documents.

      Section 4.2 Grantor Agrees to Pay or Reimburse Lender's Expenses. To the extent not prohibited by applicable law, Grantor will pay all reasonable and actual costs and expenses and reimburse Lender for any and all reasonable and actual expenditures of every character incurred or expended from time to time, after the occurrence of a Default hereunder, in connection with:

          (a) Lender's realizing upon Lender's security interest in and liens on the Property, and all reasonable and actual costs and expenses relating to Lender's exercising any of its rights and remedies under this Indemnity Deed of Trust or any Credit Document or at law, including all appraisal fees, consulting fees, filing fees, taxes, brokerage fees and commissions, title review and abstract fees, litigation report fees, UCC search fees, other fees and expenses incident to title searches, reports and security interests, escrow fees, attorneys' fees, legal expenses, court costs, other fees and expenses incurred in connection with any complete or partial liquidation of the Property, and all fees and expenses for any professional services relating to the Property or any operations conducted in connection with it.

           (b) Provided, that no right or option granted by Grantor to Lender or otherwise arising pursuant to any provision of this Indemnity Deed of Trust, the Notes or any Credit Document shall be deemed to impose or admit a duty on Lender to supervise, monitor or control any aspect of the character or condition of the Property or any operations conducted in connection with it for the benefit of Grantor or any person or entity other than Lender. Grantor agrees to indemnify, defend and hold Lender, its shareholders, directors, officers, agents, attorneys, advisors and employees (collectively "Indemnified Parties") harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, expense, action, suit, cost and disbursement of any kind or nature whatsoever (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement), REGARDLESS OF WHETHER CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES, imposed on, incurred by or asserted against the Indemnified Parties growing out of or resulting from any Credit Document or any transaction or event contemplated therein (except that such indemnity shall not be paid to any Indemnified Party to the extent that such loss, etc. directly results from the gross negligence or willful misconduct of that Indemnified Party). Any amount to be paid under this Section by Grantor to Lender shall be a demand obligation owing by Grantor to Lender and shall bear interest from the date of expenditure until paid at the default rate provided in the Notes.


                            ARTICLE 5
            GRANTOR'S REPRESENTATIONS AND WARRANTIES

     To induce Lender to extend financial accommodations, Grantor makes the warranties and representations set forth in this Article.

     Section 5.1 Organization. Grantor is (a) duly organized, validly existing and in good standing under the laws of the state of its organization and has full legal right, power and authority to carry on its business as presently conducted and to execute, deliver and perform its obligations under this Indemnity Deed of Trust and any other Credit Documents to which Grantor is a party, and (b) duly qualified to do business and in good standing in each jurisdiction in which the nature of the business it conducts makes such qualification necessary or desirable. Grantor's execution, delivery and performance of this Indemnity Deed of Trust and any other Credit Documents to which Grantor is a party have been duly authorized by all necessary action under Grantor's organizational documents and otherwise.

      Section 5.2 Consents. Grantor's execution, delivery and performance of this Indemnity Deed of Trust and any other Credit Documents to which Grantor is a party do not and will not require
(i) any consent of any other person or entity or (ii) any consent, license, permit, authorization or other approval (including foreign exchange approvals) of any court, arbitrator, administrative agency or other governmental authority, or any notice to, exemption by, any registration, declaration or filing with or the taking of any other action in respect of, any such court, arbitrator, administrative agency or other governmental authority.

      Section 5.3 No Conflict. Neither execution or delivery of this Indemnity Deed of Trust or any other Credit Document to which Grantor is a party, nor the fulfillment of or compliance with the terms and provisions hereof or thereof will (i) violate any constitutional provision, law or rule, or any regulation, order or decree of any governmental authority or the basic organizational documents of Grantor or (ii) conflict with or result in a breach of the terms, conditions or provisions of, or cause a default under, any agreement, instrument, franchise, license or concession to which Grantor is a party or bound.

     Section 5.4 Enforceability. Grantor has duly and validly executed, issued and delivered this Indemnity Deed of Trust and any other Credit Documents to which Grantor is a party. This Indemnity Deed of Trust and each other Credit Document to which Grantor is a party is in proper legal form for prompt enforcement and is Grantor's valid and legally binding obligation, enforceable in accordance with its terms.

       Section  5.5     Information  Accurate.   All  information
supplied to Lender, concurrently with Grantor's execution of this Indemnity Deed of Trust are and will be true, correct and complete in all material respects.

      Section 5.6 Taxes. Grantor has filed all tax returns required to be filed and paid all taxes shown thereon to be due, including interest and penalties, except for taxes being diligently contested in good faith and for payment of which adequate reserves have been set aside.

     Section 5.7 Litigation. Except as Grantor or Obligor has previously disclosed to Lender, there is no condemnation or other action, suit or proceeding pending--or, to the best of Grantor's knowledge, threatened--against or affecting the Property, at law or in equity, or before or by any governmental authority, which might result in any material adverse change in the condition or operation of the Property.

     Section 5.8 Grantor Solvent. Grantor is now solvent, and no bankruptcy or insolvency proceedings are pending or contemplated by or--to Grantor's knowledge--against Grantor. Grantor's liabilities and obligations under this Indemnity Deed of Trust and any other Credit Documents to which Grantor is a party do not and will not render Grantor insolvent, cause Grantor's liabilities to exceed Grantor's assets or leave Grantor with too little capital to properly conduct all of its business as now conducted or contemplated to be conducted.

      Section 5.9 No False Representation. No representation or warranty contained in this Indemnity Deed of Trust or any other Credit Document to which Grantor is a party and no statement contained in any certificate, schedule, list, financial statement or other papers furnished to Lender by or on behalf of Grantor contains--or will contain--any untrue statement of material fact, or omits--or will omit--to state a material fact necessary to make the statements contained herein or therein not misleading.

      Section 5.10 Title. Grantor has good and indefeasible title to the Property, free and clear of any lien or security interest except only for liens and security interests which are either established or expressly permitted by this Indemnity Deed of Trust or other Credit Documents. Except as otherwise expressly permitted by this Indemnity Deed of Trust, the lien and security interest of this Indemnity Deed of Trust will constitute valid and perfected first and prior liens and security interests on the Property, subject to no other liens, security interests or charges whatsoever. The Property is free from damage caused by fire or other casualty.

     Section 5.11 Legal Requirements. To the best of Grantor's knowledge, Grantor and the Property are in compliance with all applicable legal requirements and Grantor manages and operates (and will continue to manage and operate) the Property and its other businesses in accordance with good industry practices. Grantor has not received any notice that Grantor and the property are not in compliance with all applicable legal requirements.


                            ARTICLE 6
                      DEFAULTS AND REMEDIES

      Section 6.1 Release for Full Payment and Performance. Subject to the automatic reinstatement provisions of Section
10.15 below, this Indemnity Deed of Trust shall terminate and be of no further force or effect (and shall be released on Grantor's written request and at Grantor's cost and expense) upon full payment of the Debt and complete performance of all of the obligations of the Obligors under the Settlement Agreement and the Credit Documents.

      Section  6.2     Events of Default.  The occurrence  of  an
Event of Default under the Settlement Agreement shall constitute an Event of Default (herein so called) under this Indemnity Deed of Trust.

      Section 6.3    Remedies.   Upon the occurrence of any Event
of Default, and at any time thereafter:

          (a) Debt Due. All Debt in its entirety is immediately due and payable without presentment, demand, notice of intention to accelerate or notice of acceleration, or other notice of any kind, except as required by the Settlement Agreement, all of which are hereby expressly WAIVED, and the liens and security interests created or intended to be created hereby shall be subject to foreclosure, repossession and sale in any manner provided for herein or provided for by law, as Lender may elect, and Lender may exercise any and all of its rights under this Indemnity Deed of Trust, the Settlement Agreement, the Notes and any of the other Credit Documents.

           (b) Legal Proceedings. Trustee and Lender shall have the right and power to proceed by suit or suits in equity or at law, whether for the specific performance of any covenant or agreement of Grantor contained herein or in aid of the execution of the powers herein granted, or for foreclosure or the sale of the Property or any part thereof under the judgment or decree of any court of competent jurisdiction, or for the enforcement of any other appropriate legal or equitable remedy.

           (c) Trustee's Sale. It shall be the duty of the Trustee and of his successors and substitutes in the Trust, on Lender's request (which request is hereby presumed) to enforce the Trust by selling the Mortgaged Property as is provided in this Indemnity Deed of Trust, and Grantor does hereby (a) authorize either or both of the Trustees and each of their successors and assigns to take possession of and sell the Mortgaged Property, or any portion thereof, and (b) declare its assent to the passage of a decree by a court of proper jurisdiction for the sale of the Mortgaged Property (or any portion thereof), and the trustees appointed by such decree of court shall have, subject to the terms of the decree of court, the same authority and power to sell on the terms and conditions herein set forth, and for such purposes the word "Trustee" shall be deemed to include the trustee or trustees so appointed. This assent to decree shall not be exhausted in the event the proceeding is dismissed before the indebtedness secured hereby is paid in full. In connection with any foreclosure, the Trustees may procure such title reports, surveys, tax histories and appraisals and they necessary. Any such sale pursuant to (a) or
(b) above to be made in accordance with the applicable provisions of the Real Property Article of the Annotated Code of Maryland, with Subtitle W of the Maryland Rules of Procedure, and with any other general or local laws or rules or regulations of the State of Maryland relating to mortgages and deeds of trust, and any amendments or supplements thereto.

           (d) Possession of the Mortgaged Property. Grantor shall, upon demand, forthwith surrender the actual possession, and, to the extent permitted by law, Lender, by such officers or agents as it may appoint, may enter and take possession of the Mortgaged Property and may exclude Grantor, its agents and servants, wholly therefrom, and having and holding the same, may use, operate, manage and control the Mortgaged Property or any part thereof, and upon every such entry Lender, at the expense of Grantor and of the Mortgaged Property, from time to time may make all necessary or proper repairs, renewals, replacements and useful or required alterations, additions, betterments and improvements to and upon the Mortgaged Property as to it may seem judicious and pay all costs and expenses of so taking, holding and managing the same, including reasonable compensation to its employees and other agents (including, without limitation, attorney's fees and management and rental commissions) and any taxes, assessments and other charges prior to the legal operation and effect of this Indemnity Deed of Trust which Lender may deem it wise or desirable to pay, and in such case Lender shall have the right to manage the Mortgaged Property and to carry on the business and exercise all rights and powers of Grantor, either in the name of Grantor, or otherwise, as Lender shall deem advisable; and Lender shall be entitled to collect and receive all rents thereof and therefrom. The taking of possession and collection of rents by Lender shall not be construed to be an affirmation of any lease or acceptance of attornment with respect to any lease of all or any portion of the Mortgaged Property. After deducting the expenses of operating the Mortgaged Property and of conducting the business thereof, and of all repairs, maintenance, renewals, replacements, alterations, additions, betterments, improvements and all payments which it may be required or may elect to make for taxes or other proper charges on the Mortgaged Property, or any part thereof, as well as just and reasonable compensation for all its employees and other agents (including, without limitation, attorney's fees and management and rental commissions) engaged and employed, the moneys arising as aforesaid shall be applied to the indebtedness secured hereby. Whenever all that is due upon the principal of and interest on the Note and under any of the terms of this Deed of Trust shall have been paid and all defaults made good, Lender shall surrender possession to Grantor. The same right of entry, however, shall exist if any subsequent Event of Default shall occur.

     Section 6.4    Foreclosure Sale.

           (a) If one or more of the Events of Default shall occur, the Trustee, at the direction of Lender, shall sell and in the case of default of any purchaser or purchasers shall resell all the Mortgaged Property as an entirety, or in such parcels and in such order as Lender shall in writing request, or, in the absence of such request, as the Trustee may determine (Grantor hereby waiving for itself and for any person claiming by or through it application of the doctrine of marshalling of assets), at public auction at some convenient place or places in the jurisdiction in the State of Maryland where the Mortgaged Property is situate, or in such other place or places as may be permitted by law, at such time, in such manner and upon such terms as the Trustee may fix and briefly specify in each notice of sale, which notice of sale shall state the time when, and the place where, the same is to be made, shall contain a brief general description of the Mortgaged Property to be sold, and shall be sufficiently given if published as frequently and in such publication as may be required by law, and Lender or the Trustee may cause such further public advertisement to be made as they may deem advisable, and any such sale may be adjourned by the Trustee by announcement at the time and place appointed for such sale or for such adjourned sale, and, without further notice or publication, such sale may be made at the time and place to which the same shall be so adjourned. If one or more leases are entered into or recorded subsequent to the recording of this Indemnity Deed of Trust or are otherwise subordinate to this Indemnity Deed of Trust, the Trustee shall sell, at the direction of the Lender, subject to any one or more of such tenancies that are designated and selected by the Lender.

           (b) Upon the completion of any sale and compliance with all the terms thereof, the Trustee shall execute and deliver to the purchaser or purchasers a good and sufficient deed of conveyance, assignment and transfer, lawfully conveying, assigning and transferring the Mortgaged Property sold. Payment to the Trustee of the entire purchase money shall be full and sufficient discharge of any purchaser or purchasers of the Mortgaged Property, sold as aforesaid, for the purchase money; and no such purchaser, or his representatives, successors or assigns, after paying such purchase money and receiving the deed shall be bound to see to the application of such purchase money.

           (c) Immediately upon the filing or docketing of suit preliminary to a foreclosure sale of the Mortgaged Property, or any part thereof under this Indemnity Deed of Trust, there shall be and become due and owing by Grantor, a Trustee's commission on the total amount of the indebtedness secured hereby equal to two and one-half percent (2 1/2%), and an auctioneer's commission on the total amount of the indebtedness of one percent (1%), and Lender shall not be required to receive the principal and interest in satisfaction of the indebtedness secured hereby, but said sale may be proceeded with unless, prior to the day appointed therefor, tender is made of said principal, interest, commissions and all expenses and costs incident to such sale and all other sums that are part of the indebtedness secured hereby.

      Section 6.5 Application of Foreclosure Sale Proceeds. The proceeds of any sale of the Mortgaged Property, whether under the power of sale herein granted, assent to decree or through other judicial proceedings and any rents and other amounts collected by Lender from Lender's holding, leasing, operating or making any other use of the Mortgaged Property, shall be applied by Lender (or by the receiver, if one is appointed) to the extent that funds are available therefrom in the following order of priority:

           (a) To Expenses. First, to pay all proper costs, charges, fees and expenses, including the fees and costs herein provided for and to pay the costs of appraisals of the Mortgaged Property and the costs of title examination; and to pay or repay to Lender or the Trustee all moneys advanced by them or either of them for taxes, insurance or otherwise, with interest thereon as provided herein; and to pay all taxes due upon the Mortgaged
Property at the time of sale; and to pay any other lien or encumbrance prior to the legal operation and effect of this Indemnity Deed of Trust unless said sale is made subject to any such taxes or other lien or encumbrance; and to pay a counsel fee of One thousand five hundred Dollars ($1,500.00) for conducting the proceedings if without contest, but if legal services are rendered to Trustee or to Lender in connection with any contested matter in the proceedings, then such additional counsel fees and expenses shall be allowed out of the proceeds of sale or sales as the court may deem proper; and to pay additional reasonable counsel fees, if any, incurred as a result of representing
Lender's interest in any proceedings on behalf of any Grantor before any United States Bankruptcy Court or similar State insolvency proceedings; and also to pay a commission to the Trustee or other party making the sale equal to five percent (5%) of the gross sale price; and also to pay a commission to the auctioneer conducting the sale of three percent (3%) of the gross sale price.

           (b) To Other Obligations Owed to Lender. Second, to the payment of all amounts, other than the principal balance and accrued but unpaid interest, which may be due to Lender under the Notes, the Settlement Agreement or any other Credit Document, together with interest thereon as provided therein.

           (c) To Accrued Interest on the Debt. Third, to the payment of all accrued but unpaid interest due on the Debt.

           (d) To Debt Principal. Fourth, to the payment of the principal balance on the Debt and the principal owing under this Indemnity Deed of Trust, the Settlement Agreement and any other Credit Document, irrespective of whether then matured, and if it is payable in installments and not matured, then to the installments in such order as Lender shall elect.

          (e) To Junior Lienholders. Fifth, to the extent funds are available therefor out of the sale proceeds or any rents and, to the extent known by Lender, to the payment of any debt or obligation secured by a subordinate deed of trust on or security interest in the Mortgaged Property.

          (f) To Grantor. Sixth, to Grantor, its successors and assigns, or to whomsoever may be lawfully entitled to receive such proceeds.

       Section 6.6 Lender May Require Abandonment and Recommencement of Sale. If the Trustee or his substitute or successor should commence the sale, Lender may at any time before the sale is completed direct the Trustee to abandon the sale, and may at any time or times thereafter direct the Trustee to again commence foreclosure; or, irrespective of whether foreclosure is commenced by the Trustee, Lender may at any time after an Event of Default institute suit for collection of the Debt or foreclosure of this Indemnity Deed of Trust. If Lender should institute suit for collection of the Debt or foreclosure of this Indemnity Deed of Trust, Lender may at any time before the entry of final judgment dismiss it and require the Trustee to sell the Mortgaged Property in accordance with the provisions of this Indemnity Deed of Trust.

      Section 6.7 Multiple Sales; Indemnity Deed of Trust Continues in Effect. No single sale or series of sales by the Trustee or by any substitute or successor and no judicial foreclosure shall extinguish the lien or exhaust the power of sale under this Indemnity Deed of Trust except with respect to the items of property sold, nor shall it extinguish, terminate or impair Grantor's contractual obligations under this Indemnity Deed of Trust, but such lien and power shall exist for so long as, and may be exercised in any manner by law or in this Indemnity Deed of Trust provided as often as the circumstances require to give Lender full relief under this Indemnity Deed of Trust, and such contractual obligations shall continue in full force and effect until final termination of this Indemnity Deed of Trust.

      Section 6.8 Lender May Bid and Purchase. Lender shall have the right to become the purchaser at any sale made under this Indemnity Deed of Trust, being the highest bidder, and credit given upon all or any part of the Debt shall be the exact equivalent of cash paid for the purposes of this Indemnity Deed of Trust.

      Section 6.9 Successor or Substitute Trustee. In case of absence, death, inability, refusal or failure of the Trustee in this Indemnity Deed of Trust named to act, or in case he should resign (and he is hereby authorized to resign without notice to or consent of Grantor), or if Lender shall desire, with or without cause, to replace the Trustee in this Indemnity Deed of Trust named, or to replace any successor or substitute previously named, Lender or any agent or attorney-in-fact for Lender may name, constitute and appoint a successor and substitute trustee (or another one) without other formality than an appointment and designation in writing, which need not be acknowledged, filed or recorded to be effective, except only in those circumstances, if any, where acknowledgment, filing and/or recording is required by applicable law and such law also precludes Grantor from effectively waiving such requirement. Upon such appointment, this conveyance shall automatically vest in such substitute trustee, as Trustee, the estate in and title to all of the Mortgaged Property, and such substitute Trustee so appointed and designated shall thereupon hold, possess and exercise all the title, rights, powers and duties in this Indemnity Deed of Trust conferred on the Trustee named and any previous successor or substitute Trustee, and his conveyance to the purchaser at any such sale shall be equally valid and effective as if made by the Trustee named in this Indemnity Deed of Trust. Such right to appoint a substitute Trustee shall exist and may be exercised as often and whenever from any of said causes, or without cause, as aforesaid, Lender or Lender's agent or attorney-in-fact elects to exercise it.

     Section 6.10 Right to Receiver. Upon the occurrence of an Event of Default or at any time after commencement of a Trustee's foreclosure sale or any legal proceedings under this Indemnity Deed of Trust, Lender may, at Lender's election and by or through the Trustee or otherwise, make application to a court of competent jurisdiction for appointment of a receiver of the Property, as a matter of strict right, without notice to Grantor and without regard to the adequacy of the value of the Property for the repayment of the Debt, and Grantor hereby irrevocably consents to such an appointment. Any receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to possess, rent, maintain, repair and operate the Property upon such terms and conditions as may be approved by the court, and shall apply the rents realized in the same manner and order as foreclosure proceeds in accordance with Section 6.5.

      Section 6.11 Tenants at Will. Grantor agrees for itself and its heirs, legal representatives, successors and assigns, that if any of them shall hold possession of the Property or any part thereof subsequent to foreclosure hereunder, Grantor, or the parties so holding possession, shall become and be considered as tenants at will of the purchaser or purchasers at such foreclosure sale; and any such tenant failing or refusing to surrender possession upon demand shall be guilty of forcible detainer and shall be liable to such purchaser or purchasers for rental on said premises, and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, all damages which may be sustained by any such tenant as a result thereof being hereby expressly waived.
     Section 6.12   Protection of Trustees.

            (a) Actions of Trustee. The Trustee shall be protected in acting upon any notice, request, consent, demand, statement, note or other paper or document believed by the Trustee to be genuine and to have been signed by the party or parties purporting to sign the same. The Trustee shall not be liable for any error of judgment, nor for any act done or step taken or omitted, nor for any mistake of law or fact, nor for anything which they may do or refrain from doing in good faith nor generally shall a Trustee have any accountability hereunder except for his own individual willful default.

            (b) Trustee as Attorney. The Trustee may act hereunder and may sell and convey the Property as herein provided although the Trustee has been, may now be or may hereafter be, an attorney or agent of Lender, in respect of any matter or business whatsoever.

           (c) Incapacity or Absence From State. It is further understood and agreed that in the event of the disability of one of the Trustees, or of such Trustee's absence from the State of Maryland, the rights, powers, privileges, discretions, duties, obligations, and trust hereby created and reposed in the Trustees may be executed by the other Trustee or Trustees with the same legal force, effect and virtue as though executed by both or all of them.


                            ARTICLE 7
         LENDER'S RIGHT TO PERFORM GRANTOR'S OBLIGATIONS

      Section  7.1     Lender  May  Elect  to  Perform  Defaulted
Obligations. Except for Grantor's failure to maintain the insurance coverage required by the other provisions of this Indemnity Deed of Trust, if Grantor should fail to comply with any of its other agreements, covenants or obligations under this Indemnity Deed of Trust, the Settlement Agreement, any of the Notes, or any other Credit Document so as to cause such failure to constitute an Event of Default or a Default which is then continuing, then Lender (in Grantor's name or in Lender's own name) may perform them or cause them to be performed for Grantor's account and at Grantor's expense, but shall have no obligation to perform any of them or cause them to be performed. With respect to Grantor's failure to maintain the insurance coverage required hereby, however, Lender itself may purchase or secure such insurance coverage for the Mortgaged Property prior to providing Grantor with any notice of and opportunity to cure or remedy such failure. Any and all expenses thus incurred or paid by Lender under the provisions of this paragraph shall be Grantor's obligations to Lender due and payable on demand, or if no demand is sooner made, then they shall be due on or before four (4) years after the respective dates on which they were incurred, and each shall bear interest from the date Lender pays it until the date Grantor repays it to Lender, at the maximum nonusurious rate of interest from time to time permitted by appropriate state or federal law from time to time permits the higher nonusurious interest rate (the "Ceiling Rate"), or, only if applicable law imposes no maximum nonusurious rate, then at the same rate as is provided for in the Notes for interest on past due principal (the "Past Due Rate"). Upon making any such payment or incurring any such expense, Lender shall be fully and automatically subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts owing by Grantor to Lender pursuant to this or any other provision of this Indemnity Deed of Trust shall automatically and without notice be and become a part of the Debt and shall be secured by this and all other instruments securing the Debt. The amount and nature of any such expense and the time when it was paid shall be fully established by the affidavit of Lender or any of Lender's officers or agents or by the affidavit of any original, substitute or successor Trustee acting under this Indemnity Deed of Trust. Without notice to Grantor or any other person or entity, the Ceiling Rate and the Past Due Rate shall automatically fluctuate upward and downward as and in any amount by which the maximum nonusurious rate of interest permitted by such applicable law and the rate of interest as provided for in the Notes, respectively.

      Section 7.2 Exercise of Rights is not Waiver or Cure of Default. The exercise of the privileges granted to Lender in this Article shall in no event be considered or constitute a cure of the default or a waiver of Lender's right at any time after an Event of Default to declare the Debt to be at once due and payable, but is cumulative of such right and of all other rights given by this Indemnity Deed of Trust, the Notes and the Credit Documents and of all rights given Lender by law.


                            ARTICLE 8
                   TAX AND INSURANCE DEPOSITS

     In addition to the Debt payments, if an Event of Default has occurred, Grantor agrees that upon the written request of Lender, Grantor will thereafter deposit with Lender each month an amount equal to one-twelfth (1/12) of the aggregate of (i) the next succeeding premiums (or payments in respect of them, if premiums are financed) on all insurance policies which Grantor is required by or pursuant to this Indemnity Deed of Trust to maintain on the Property, and (ii) the amount of the next succeeding annual tax payments, assessment installments, maintenance charges and other Impositions to become due and payable with respect to the Property, as reasonably estimated by Lender, plus, with the first of such monthly deposits, an additional month's share (a twelfth) of such premiums and taxes for each month less than twelve remaining before the next payment thereof falls due. Any amounts deposited shall not be, nor be deemed to be, trust funds, and all amounts may be commingled with the general funds of the depositor and be deposited with the Lender or at an institution designated by the Lender; however, the Lender shall not be responsible for the solvency of such institution if it is insured by the Federal Deposit Insurance Corporation or other regulatory agency at the time of designation. At least fifteen (15) days before the date on which any such insurance premium (or payment in respect of it, if premiums are financed) or any of the Impositions must be paid to avoid delinquency, promptly after Lender's request, Grantor agrees to deliver to Lender a statement or statements showing the amount of the premium (or payment in respect of it, if premiums are financed) or Impositions required to be paid and the name and mailing address of the concern or authority to which it is payable and, at the same time, Grantor agrees to deposit with Lender such amounts as will, when added to the amount of such deposits previously made and then remaining available for the purpose, be sufficient to pay such insurance obligations or Impositions prior to delinquency, but only if sufficient funds have been deposited with Lender by Grantor for the payment of such amounts and Lender has been timely furnished with the requisite statements of the amounts required to be paid and the names and addresses of the concerns or authorities to which such amounts are payable. Lender hereby agrees to apply such deposits in payment of such insurance obligations and Impositions prior to delinquency, but only if sufficient funds have been deposited with Lender by Grantor for the payment of such amounts and Lender has been timely furnished with the requisite statements of the amounts required to be paid and the names and addresses of the concerns or authorities to which such amounts are payable. Lender shall in no way be obligated to pay any interest to Grantor on such deposits, and upon the occurrence of an Event of Default which is then continuing, Lender is hereby irrevocably authorized to apply any and all amounts so deposited with Lender against the amounts due under the Debt (with such order of application to be at Lender's discretion) without any further notice to or consent from Grantor or any other person or entity. Additionally, Grantor hereby irrevocably grants to Lender a security interest and assigns to Lender all such funds so deposited with Lender as additional security for payment of the Debt and all other amounts now or hereafter outstanding under any of the Credit Documents.


                            ARTICLE 9
                       ASSIGNMENT OF RENTS

      Section  9.1    Assignment of Rents, Revenues,  Income  and
Profits. Grantor hereby assigns and transfers to Lender all rents (severed or unsevered), revenues, income, profits and proceeds of the foregoing ("Rental") payable under each Lease (hereinafter defined) now or at any time hereinafter existing, such assignment being upon the terms set forth in Section 9.2 below. The term "Lease" or "Leases" means any oral or written agreement, now existing or made later, between Grantor and another person or entity to use or occupy all or any portion of the Property, together with any guaranties or security for the obligations of any tenant, lessee, sublessee or other person or entity having the right to occupy, use or manage any part of the Property under a Lease. Each time Grantor enters into a Lease, such Lease shall automatically become subject to this Article without further action.

      Section 9.2 Terms of Assignment. The transfer of Rental to Lender shall be upon the following terms: (a) until the occurrence of an Event of Default, Grantor shall have the right to collect Rental and each tenant may pay Rental directly to Grantor; but after an Event of Default, Grantor may not collect Rental and to the extent Grantor receives any Rent thereafter accruing or paid, Grantor covenants to hold all such Rental in trust for the use and benefit of Lender; (b) upon receipt from Lender of notice that an Event of Default exists, each tenant is hereby authorized and directed to pay directly to Lender all Rental thereafter accruing or payable and receipt of Rental by Lender shall be a release of such tenant to the extent of all amounts so paid; (c) Rental so received by Lender shall be applied by Lender, first to the expenses, if any, of collection and then in accordance with Section 6.5 hereof; (d) without impairing its rights hereunder, Lender may, at its option, at any time and from time to time, release to Grantor Rental so received by Lender, or any part thereof; (e) Lender shall not be liable for its failure to collect or its failure to exercise diligence in the collection of Rental, but shall be accountable only for Rental that it shall actually receive; and (f) the assignment contained in this Article shall terminate upon the release of this Indemnity Deed of Trust, but no tenant shall be required to take notice of termination until a copy of such release shall have been delivered to such tenant. Prior to the occurrence of an Event of Default, the Rental shall be used to pay expenses associated with owning and operating the Property and to pay the Debt before being used for any other purpose. It shall never be necessary for Lender to institute legal proceedings of any kind whatsoever to enforce the provisions of this Article. Notwithstanding anything to the contrary in this document, it is agreed that any Rental will not constitute a payment by the Grantor to Lender of any portion of the Debt (and hence will not be credited to the Debt) until the Rental is actually paid to the Lender and received and retained by the Lender and then, in such event, the Rental so received shall be applied in accordance with
Section 9.2(c). Notwithstanding anything to the contrary in this document, this Article shall not make Lender an owner or operator of the Property for the purposes of environmental liability and this Article shall not make Lender a partner of Grantor. Further, this Article shall be effective and perfected upon recordation of this document.

      Section 9.3 Remedies. Should an Event of Default occur, Grantor agrees to deliver to Lender possession and control of all Rental held by Grantor in trust for the benefit of Lender, provided, however, that Grantor may apply a portion of such Rental to no more than one month's normal and actual operating costs of the Property. Grantor specifically agrees that Lender may upon the occurrence of any Event of Default or at any time thereafter, personally or through an agent selected by Lender, take--or have the Trustee take--possession and control of all or any part of the Property and may receive and collect all Rental theretofore accrued and all thereafter accruing therefrom until the final termination of this Indemnity Deed of Trust or until the foreclosure of the lien of this Indemnity Deed of Trust, applying so much thereof as may be collected before sale of the Property by the Trustee or judicial foreclosure of this Indemnity Deed of Trust first to the expenses of Lender incurred in obtaining the Rental and then applying the Rental so received in accordance with the provisions of Section 6.5 hereof. Any such action by Lender shall not operate as a waiver of the Event of Default in question, or as an affirmance of any Lease or of the rights of any tenant in the event title to that part of the Property covered by the Lease or held by the tenant should be acquired by Lender or other purchaser at foreclosure sale. Lender, Lender's agent or the Trustee may use against Grantor or any other person such lawful or peaceable means as the person acting may see fit to enforce the collection of any such Rental or to secure possession of the Property, or any part of it and may settle or compromise on any terms as Lender, Lender's agent or the Trustee sees fit, the liability of any person or persons for any such Rental. In particular, Lender, Lender's agent or the Trustee may institute and prosecute to final conclusion actions of forcible entry and detainer, or actions of trespass to try title, or actions for damages, or any other appropriate actions, in the name of Lender, Grantor, or the Trustee, and may settle, compromise or abandon any such actions as Lender, Lender's agent or the Trustee may see fit; and Grantor binds itself and its successors and assigns to take whatever lawful or peaceable steps Lender, Lender's agent or the Trustee may ask of it or any such person or concern so claiming to take for such purposes, including the institution and prosecution of actions of the character above stated. However, neither Lender, Lender's agent nor the Trustee shall be obligated to collect any such Rental or be liable or chargeable for failure to do so. Upon any sale of the Property or any part thereof in foreclosure of the lien or security interest created by this Indemnity Deed of Trust, such Rental so sold which thereafter accrues shall be deemed included in such sale and shall pass to the purchaser free and clear of the assignment made in this Article. Nothing in this Section is intended to require the Lender to institute any legal proceedings or engage in any self help remedies in order to make the absolute assignment of the Rental to Lender operative.

     Section 9.4 Lender in Possession; No Liability of Lender. Lender's acceptance of this assignment shall not, before entry upon and taking possession of the Property by Lender, be deemed to constitute Lender a "Lender in possession," nor obligate Lender to appear in or defend any proceeding relating to any of the Leases or to the Property, take any action hereunder, expend any money, incur any expenses or perform any obligation or liability under the Leases, or assume any obligation under the Leases including the obligation to return any deposit delivered to Grantor by any tenant. Neither Lender nor Trustee shall not be liable for any injury or damage to person or property in or about the Property, except injury or damage resulting from Lender's wilful misconduct or gross negligence. Neither the collection of Rental due under the Leases herein described nor possession of the Property by Lender shall render Lender liable with respect to any obligations of Grantor under any of the Leases.

       Section   9.5     Additional  Covenants,  Warranties   and
Representations Concerning Leases and Rental. Grantor covenants, warrants and represents that:

          (a) Neither Grantor nor any previous owner has entered into any prior oral or written assignment, pledge or reservation of the Rental, entered into any prior assignment or pledge of Grantor's landlord interests in any Lease or performed any act or executed any other instruments which might prevent or limit Lender from operating under the terms and conditions of this Article;

           (b) Grantor has good title to the Leases and Rental hereby assigned and the authority to assign same, and no other person or entity has any right, title or interest in and to the landlord's interests therein;

           (c) Grantor shall (i) perform all material terms and conditions of the Leases, (ii) upon Lender's request, execute an additional assignment to Lender of all Leases then affecting the Property and all Rental and other sums due thereunder by assignment(s) in form and substance satisfactory to Lender and
(iii) at the request of Lender, record such Leases and the assignment(s) thereof to Lender;

           (d) Grantor shall enforce the tenants' obligations under the Leases in the ordinary course of Grantor's business;

           (e)   Grantor  shall  neither create  nor  permit  any
encumbrance  upon  its  interest as landlord  under  the  Leases,
except   for  this  Indemnity  Deed  of  Trust  and   any   other
encumbrances permitted by this Indemnity Deed of Trust;

           (f) Grantor shall not encumber or assign, or permit the encumbrance or assignment of, any Leases or Rental without the prior written consent of Lender;

           (g) Grantor shall not outside the ordinary course of business waive or release any material obligation of any tenant under the Leases without Lender's prior written consent;

           (h) Each Lease executed after the date hereof shall contain a provision effectively subordinating such Lease to this Indemnity Deed of Trust;

           (i) After the occurrence of an Event of Default, Grantor shall from time to time furnish to Lender, within thirty
(30) days after demand therefor, true, correct and complete copies of all Leases or any portion of the Leases specified by Lender; and

           (j) Grantor shall not in any event collect any Rental more than one (1) month in advance of the time it will be earned (and if Grantor does so, in addition to any other rights or remedies available by reason of such Event of Default, all Rental so collected more than one (1) month in advance of the time it is earned shall be delivered to Lender to be applied to the Debt).

      Section 9.6 Merger. There shall be no merger of the leasehold estates created by the Leases with the fee or any other estate in the Property without the prior written consent of Lender.

     Section 9.7 Reassignment. By Lender's acceptance of this Indemnity Deed of Trust, it is understood and agreed that a full and complete release of this Indemnity Deed of Trust shall operate as a full and complete reassignment to Grantor of the Lender's rights and interests assigned to Lender under this Article (subject to the automatic reinstatement provisions of Section 10.15 below).

      Section 9.8 Subordination of Indemnity Deed of Trust to Leases. It is agreed and understood that Lender hereby reserves the right and shall have the right, at any time and from time to time, without the consent or joinder of any other party, to subordinate this Indemnity Deed of Trust and the liens, assignments and security interests created by this Indemnity Deed of Trust to all or any of the Leases regardless of the respective priority of any of such Leases and this Indemnity Deed of Trust. Upon doing so and filing evidence of such subordination in the real property records in the county or counties where the Real Property is located, a foreclosure of Lender's liens, assignments and security interests under this Indemnity Deed of Trust shall be subject to and shall not operate to extinguish any of said Leases as to which such subordination is operative.

      Section 9.9 Assignment of Bankruptcy Awards. Grantor hereby assigns to the Trustee for the benefit of Lender any award made hereafter to it in any court procedure involving any of the tenants in any bankruptcy, insolvency or reorganization proceeding in any state or federal court and any and all payments by any tenant in lieu of rent.


                           ARTICLE 10
              GENERAL AND MISCELLANEOUS PROVISIONS

      Section 10.1 Debt May be Changed without Affecting this Indemnity Deed of Trust. Any of the Debt may be extended, rearranged, renewed, or otherwise changed in any way, and any part of the security described in this Indemnity Deed of Trust or any other security for any part of the Debt may be waived or released without in anyway altering or diminishing the force, effect or lien of this Indemnity Deed of Trust, and the lien, assignment and security interest granted by this Indemnity Deed of Trust shall continue as a prior lien, assignment and security interest on all of the Property not expressly so released, until the final termination of this Indemnity Deed of Trust.

      Section 10.2 Usury Not Intended; Savings Provisions. Notwithstanding any provision to the contrary contained in any Credit Document, it is expressly provided that in no case or event shall the aggregate of any amounts accrued or paid pursuant to this Indemnity Deed of Trust which under applicable laws are or may be deemed to constitute interest ever exceed the maximum nonusurious interest rate permitted by applicable state or federal laws, whichever permit the higher rate. In this connection, Grantor and Lender stipulate and agree that it is their common and overriding intent to contract in strict compliance with applicable usury laws. In furtherance thereof, none of the terms of this Indemnity Deed of Trust shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum rate permitted by applicable laws. Grantor shall never be liable for interest in excess of the maximum rate permitted by applicable laws. If, for any reason whatever, such interest paid or received during the full term of the applicable indebtedness produces a rate which exceeds the maximum rate permitted by applicable laws, Lender shall credit against the principal of such indebtedness (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the maximum rate permitted by applicable laws. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the applicable indebtedness, so that the interest rate is uniform throughout the full term of such indebtedness. The provisions of this Section shall control all agreements, whether now or hereafter existing and whether written or oral, between Grantor and Lender.

      Section 10.3 Subrogation to Liens Discharged. Grantor hereby agrees that Lender shall be subrogated to all rights, titles, interests, liens, benefits, remedies, equities, superior title and security interests (the "Subrogated Liens") owned, claimed or held as security for any debt or other obligation (the "Discharged Obligations") directly or indirectly satisfied, discharged or paid with money or other property advanced by Lender. Irrespective of any formal or informal acknowledgment of partial or complete satisfaction or release of the Discharged Obligations, the Subrogated Liens shall be continued, renewed, extended, brought forward and rearranged as security for the Debt in addition to and cumulative of the lien and security interest of this Indemnity Deed of Trust. Foreclosure under this Indemnity Deed of Trust shall constitute foreclosure of the Subrogated Liens.

     Section 10.4 Due on Sale. Grantor agrees that if, without Lender's prior written consent (except as otherwise provided herein or in the Settlement Agreement), (a) any part of the Property should be directly or indirectly transferred, conveyed or mortgaged, voluntarily or involuntarily, absolutely or as security, or (b) Grantor should enter into any contractual arrangement to transfer, convey or mortgage any part of the Property or any interest either in the Property, the moratorium provided in Article VI of the Settlement Agreement shall immediately terminate without notice to Obligors. Lender is under no obligation to consent to the transfer or encumbrance of the Property except on the terms provided in the Settlement Agreement irrespective of whether or not the transfer, conveyance or mortgage would or might (i) diminish the value of any security for the Debt, or (ii) increase the likelihood of Lender's having to resort to any security for the Debt after default. If Lender's consent to a proposed mortgaging is requested, Lender shall have the right (in addition to its absolute right to refuse to consent to any such transaction) to condition its consent upon satisfaction of any one or more of the following requirements:
(1) that the interest rate(s) on all or any part of the Debt be increased to a rate which is then acceptable to Lender; (2) that a principal amount deemed appropriate by Lender be paid against the Debt to reduce to a level which is then acceptable to Lender the ratio that the outstanding balance of the Debt bears to the value of the Property as determined by Lender; (3) that the liability to Lender of Grantor and all makers and guarantors of all or any part of the Debt will be confirmed by them in writing to be unaffected and unimpaired by such mortgaging; and (4) that any proposed junior Lender expressly subordinate to all liens and security interests securing the Debt as to both lien and payment right priority and consent to the proposed transaction in a writing addressed to Lender.

     Section 10.5 Condemnation. If before final termination of this Indemnity Deed of Trust, all or a portion of the Property is taken for public or quasi-public purposes, either through eminent domain or condemnation proceedings, by voluntary conveyance under threat of condemnation with Lender's express written consent and joinder or otherwise, Grantor hereby agrees that any and all sums of money awarded or allowed as damages, payments in lieu of condemnation awards or otherwise to or for the account of the owner of the Property or any portion of it on account of such taking shall be paid and delivered to Lender, and they are hereby assigned to Lender, and shall be paid directly to Lender. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the Property and all judgments, decrees and awards for injury or damage to the Property shall be applied, first, to reimburse Lender or the Trustee for all costs and expenses, including reasonable attorneys' fees, incurred in connection with collection of such proceeds and, second, the remainder of said proceeds shall be applied, at the reasonable discretion of Lender, to the payment of the Debt in the order determined by Lender in its sole discretion, or paid out to repair or restore the Property so affected by such condemnation, injury or damage in the same manner as provided in Section 4.1(g) above. Grantor agrees to execute such further assignments of all such proceeds, judgments, decrees and awards as Lender may request. Lender is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such judgment, decree or award. Lender shall not be, in any event or circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such proceeds, judgments, decrees or awards.

      Section   10.6   Notices.   Unless  otherwise  required  by
applicable law, any notice satisfying the notice requirements set forth in the Settlement Agreement shall be satisfactory under this Indemnity Deed of Trust.

      Section 10.7 Lender and Grantor. The term "Lender" as used in this Indemnity Deed of Trust shall mean and include the holder or holders of the Debt from time to time, and upon acquisition of the Debt by any holder or holders other than the named Lender, effective as of the time of such acquisition, the term "Lender" shall mean all of the then holders of the Debt, to the exclusion of all prior holders not then retaining or reserving an interest in the Debt from time to time, whether such holder acquires the Debt through succession to or assignment from a prior Lender. The term "Grantor, its successors and assigns" shall also include the heirs and legal representatives of each Grantor who is a natural person and the receivers, conservators, custodians and trustees of each Grantor. In general, Grantor may not assign or delegate any of its rights, interests or obligations under this Indemnity Deed of Trust, the Notes, the Settlement Agreement or any Credit Document without Lender's express prior written consent, and any attempted assignment or delegation without it shall be void or voidable at Lender's election; provided, however, that Grantor may delegate its obligations under this Indemnity Deed of Trust and any other Credit Documents regarding the management, maintenance and leasing of the Mortgaged Property, as well as the construction of tenant finish and "cosmetic-type" capital improvements to the Mortgaged Property, to reputable agents or independent contractors without the prior written consent of Lender, but in any and all such events, Grantor shall remain fully obligated to Lender in accordance with the provisions of this Indemnity Deed of Trust and all other Credit Documents for the complete and full compliance with and performance of all such obligations.

      Section 10.8 Article, Section and Exhibit References, Numbers and Headings. References in this Indemnity Deed of Trust to Articles, Sections and Exhibits refer to Articles, Sections and Exhibits in and to this Indemnity Deed of Trust unless otherwise specified. The Article and Section numbers, Exhibit designations and headings used in this Indemnity Deed of Trust are included for convenience of reference only and shall not be considered in interpreting, applying or enforcing this Indemnity Deed of Trust.

       Section 10.9 Exhibits Incorporated. All exhibits, annexes, appendices and schedules referred to any place in the text of this Indemnity Deed of Trust are hereby incorporated into it at that place in the text, to the same effect as if set out there verbatim.

      Section 10.10 "Including" is not Limiting. Wherever the term "including" or a similar term is used in this Indemnity Deed of Trust, it shall be read as if it were written, "including by way of example only and without in any way limiting the generality of the clause or concept referred to."

      Section 10.11 Gender. The masculine and neuter pronouns used in this Indemnity Deed of Trust each includes the masculine, feminine and neuter genders.

      Section 10.12 Severability. If any provision of this Indemnity Deed of Trust is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Indemnity Deed of Trust shall not be affected thereby, and this Indemnity Deed of Trust shall be liberally construed so as to carry out the intent of the parties to it. Each waiver in this Indemnity Deed of Trust is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Lender for having bargained for and obtained it.

     Section 10.13 Any Unsecured Debt is Deemed Paid First. If any part of the Debt cannot lawfully be secured by this Indemnity Deed of Trust, or if the lien, assignments and security interest of this Indemnity Deed of Trust cannot be lawfully enforced to pay any part of the Debt, then and in either such event, at the option of Lender, all payments on the Debt shall be deemed to have been first applied against that part of the Debt.

      Section 10.14 Noun, Pronoun and Verb Numbers. When this Indemnity Deed of Trust is executed by more than one person, corporation, partnership, joint venture, trust or other legal entity, it shall be construed as though "Grantor" were written "Grantors" and as though the pronouns and verbs in their number were changed to correspond, and in such case, (a) each of Grantors shall be bound jointly and severally with one another to keep, observe and perform the covenants, agreements, obligations and liabilities imposed by this Indemnity Deed of Trust upon the "Grantor", (b) a release of one or more persons, corporations or other legal entities comprising "Grantor" shall not in any way be deemed a release of any other person, corporation or other legal entity comprising "Grantor" and (c) a separate action hereunder may be brought and prosecuted against one or more of the persons, corporations or other legal entities comprising "Grantor" without limiting any liability of or impairing Lender's right to proceed against any other person, corporation or other legal entity comprising "Grantor".

      Section 10.15 Grantor agrees that, if at any time all or any part of any payment previously applied by Lender to the Debt is or must be returned by Lender--or recovered from Lender--for any reason (including the order of any bankruptcy court), this Indemnity Deed of Trust shall automatically be reinstated to the same effect as if the prior application had not been made, and, in addition, Grantor hereby agrees to indemnify Lender against, and to save and hold Lender harmless from any required return by Lender--or recovery from Lender--of any such payment because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason.

     Section 10.16 Amendments in Writing. This Indemnity Deed of Trust shall not be changed orally but shall be changed only by agreement in writing signed by Grantor and Lender. Any waiver or consent with respect to this Indemnity Deed of Trust shall be effective only in the specific instance and for the specific purpose for which given. No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Indemnity Deed of Trust.

      Section 10.17 Entire Agreement. This Indemnity Deed of Trust embodies the entire agreement and understanding between Grantor and Lender with respect to its subject matter and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Grantor acknowledges and agrees that there is no oral agreement between Grantor and Lender which has not been incorporated in this Indemnity Deed of Trust.

      Section 10.18 Prior to the occurrence of an Event of Default, Grantor shall be entitled to obtain a release of the Property from the lien and security interest of this instrument upon and subject to the terms of the Settlement Agreement. In addition, Section 10.4 of this Indemnity Deed of Trust shall not apply to any transaction which specifically provides for payment of the applicable release price provided for in the Settlement Agreement.

      Section 10.19 This Indemnity Deed of Trust shall be construed according to the laws of the State of Maryland (excluding Maryland conflict of laws) and any court of competent jurisdiction of the State of Maryland shall have jurisdiction in any proceeding instituted to enforce this Deed of Trust and any objections to venue are hereby waived.

      Section 10.20 Waiver of Jury Trial. Lender and Grantor each, on behalf of itself and its successors and assigns, WAIVES to the fullest extent permitted by law all right to TRIAL BY JURY of any and all claims between them arising under this Indemnity Deed of Trust, or any other documents and agreements executed in connection, directly or indirectly, with the loan transaction, and any and all claims arising under common law or under any statute of any state or the United States of America, whether any such claims be now existing or hereafter arising, now known or unknown. In making this waiver Lender and Grantor acknowledge and agree that any and all claims made by Lender and all claims made against Lender shall be heard by a judge of a court of proper jurisdiction, and shall not be heard by a jury. Lender and Grantor acknowledge and agree that THIS WAIVER OF TRIAL BY JURY IS A MATERIAL ELEMENT OF THE CONSIDERATION FOR THIS TRANSACTION. Lender and Grantor, with advice of counsel, each acknowledges that it is knowingly and voluntarily waiving a legal right by agreeing to this waiver provision.


                           ARTICLE 11
                      ENVIRONMENTAL MATTERS

      Section 11.1 Full Compliance. Grantor will comply with all federal, state and local environmental or ecological protection laws, acts, restrictions, rules, regulations and orders applicable to or affecting the Mortgaged Property. Without limiting any other rights and remedies of Lender, in the event that there shall be filed a lien against the Mortgaged Property by any governmental or quasi-governmental entity with respect to any violation of environmental or ecological protection laws, acts, ordinances, restrictions, rules, regulations or orders attributable to events or circumstances occurring after the date hereof, then Grantor agrees to either cause said lien to be removed from the Mortgaged Property or provide a bond satisfactory to Lender insuring Lender a continued first lien priority status against the Mortgaged Property within sixty (60) days from the date that the lien is placed against the Mortgaged Property or within such shorter period of time as the circumstances shall permit (but in all events at least five (5) days prior to any sale of the Mortgaged Property to satisfy said lien) in the event that the holder of such lien takes steps to cause the Mortgaged Property to be sold pursuant to said lien.

      Section 11.2 Representations and Warranties. Grantor represents and warrants to Lender to the best knowledge of Grantor, as follows: (a) the Mortgaged Property and the operations conducted thereon do not violate any order of any court or governmental authority or Environmental Laws (as hereinafter defined); (b) without limitation of clause (a) above, the Mortgaged Property and the operations currently conducted thereon, are not in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or governmental authority or to any remedial obligations under Environmental Laws; (c) all notices, permits, licenses or similar items in connection with the operation or use of the Mortgaged Property have been duly obtained or filed; (d) all hazardous substances or solid wastes generated at the Mortgaged Property have, to the best knowledge of Grantor, in the past been transported, treated and disposed of only by carriers maintaining valid permits under RCRA (as hereinafter defined) and any other Environmental Law, which carriers and facilities have been and are operating in compliance with such permits; (e) Grantor has no knowledge that there has been a release of any hazardous substances on or to the Mortgaged Property, in violation of Environmental Laws; and (f) Grantor has no material contingent liability in connection with any release or threatened release of any hazardous substance or solid waste into the environment.

      Section 11.3 Non-Storage and Disposal. Grantor shall not cause, knowingly permit or knowingly suffer any Hazardous Material (as hereinafter defined) to be brought upon, treated, stored, disposed of, discharged, released, produced or used upon, about or beneath the Mortgaged Property by Grantor, its agents, employees, lessees, contractors, invitees or any other person in violation of Environmental Laws; provided, however, that Grantor (or any of Grantor's tenants which have been approved by Lender) shall be entitled to store and utilize Hazardous Materials upon the Mortgaged Property in connection with such person's or entity's normal and ordinary operations so long as such storage and use fully complies with all Environmental Laws at all times.

      Section 11.4 Indemnity. Grantor shall indemnify, defend and hold all Lender Indemnitees (as defined below) harmless from and against any and all (i) liabilities, losses, claims, damages, costs, penalties, funds and judgments resulting from violation by Grantor of any Environmental Laws with respect to the ownership and operation of the Mortgaged Property, and (ii) all other liabilities, losses, claims, damages, costs, penalties, fines, judgments, attorneys' fees, consultants' fees and expert's fees incurred or suffered by Lender by reason of, resulting from, in connection with or arising in any manner whatsoever from a breach by Grantor of any representation, warranty or covenant contained in this Article 11. This indemnity provision shall expressly survive the payment in full of the Debt and the release of the Property from this Indemnity Deed of Trust. As used in this paragraph, "Lender Indemnitees" shall mean Lender, any subsequent holder or owner of the Notes or any interest in it, any affiliate, successor, assign or subsidiary of Lender and each of their shareholders, directors, officers, employees, counsel, agents, attorneys and contractors, and the Trustee and all successor or substitute trustees, as well as their respective heirs and legal representatives.

     Section 11.5 Definitions. As used in this Article 11, (a) the term "Environmental Laws" shall mean any and all laws, statutes, ordinances, rules, regulations, orders or determinations of any governmental authority pertaining to health or the environment in effect in any and all jurisdictions in which Grantor is conducting or at any time have conducted business or where the Mortgaged Property or where any Hazardous Materials generated by or disposed of by Grantor, if any, are located, including without limitation, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation and Liability Act of 1980, as amended, the Federal Water Pollution Control Act, as amended, the Occupational Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of
1986, as amended, and other environmental conservation or protection laws, and (b) the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including but not limited to, those substances, materials and waste listed in the United States Department of Transportation Hazardous Materials Table (49 C.F.R. 172.101) or listed by the Environmental Protection Agency as hazardous substances under or pursuant to 40 C.F.R. Part 302, or such substances, materials and wastes which are or become regulated under any Environmental Law.

      Section 11.6 The obligations of and liability of Grantor hereunder shall not be personally binding upon nor shall there be any resort for enforcement thereof to the private property of Grantor's trust managers, shareholders, officers, employees or agents regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

     EXECUTED effective as of ___________________, 1996.

                              PATAPSCO #1 LIMITED PARTNERSHIP,
                              a Texas limited partnership


                              By:
                              Name:
                              Title:


Exhibit A - Description of the Real Property
Exhibit B - Permitted Encumbrances

STATE OF ______________________

CITY/COUNTY OF _______________

     I HEREBY CERTIFY that on this __________ day of ___________, 19____, before me, the undersigned officer, personally appeared ____________________, who acknowledged himself/herself to be the General Partner of Patapsco #1 Limited Partnership, a Texas limited partnership, and that (s)he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of Patapsco #1 Limited Partnership, a Texas limited partnership, as General Partner.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial
Seal.

                              _____________________________
                                               Notary Public
My Commission expires:


     I certify that this instrument was prepared by me or under my supervision and that I am an attorney duly admitted to practice before the Court of Appeals of Maryland.


                              _________________________________
                              Anne-Therese Bechamps